UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2007 (September 18, 2007)

Voyant International Corporation
(Exact name of registrant as specified in charter)

Nevada	33-26531-LA	88-0241079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Lytton Ave., 2nd Floor, Palo Alto, CA 94301
(Address of principal executive offices)

(800) 710-6637
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 7.01

          Other Events.

On September 18, 2007, Voyant International Corporation (the “Company” or “we”) is posting on our website at www.voyant.net a letter to our shareholders from our Chief Executive Officer to update shareholders on recent developments, emerging business opportunities and strategies (the “Shareholder Letter”). A copy of the Shareholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Statements in this Report and the Shareholder Letter about our future expectations, plans and prospects, including statements containing the words "expects," “intends,” “plans,” “develop,” “believe,” “may,” “goal,” "will," and similar expressions, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. We may not meet the expectations disclosed in our forward-looking statements and investors should not place undue reliance on those statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including: market acceptance of our products, including by our beta testers of our commercial products, competition, our ability to acquire, license or develop additional technologies or content, our ability to successfully develop and market products and services that we plan, including our physical-layer communications technologies and future versions of our Rocketstream products, our ability to reach agreements for transaction for which we are engaged in negotiations and consummate those transactions, our ability to accurately identify shortcomings in the evolution of the media and entertainment industries, our ability to raise sufficient capital, our ability to protect our intellectual property and other factors in our most recent Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB filed with the SEC. Investors are advised to read our Annual Report, quarterly reports and current reports on Form 8-K filed after our most recent annual or quarterly report. The forward-looking statements on this website represent our current views as of the dates of individual pages and we disclaim any obligation to update these forward-looking statements.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Document

99.1

Chief Executive Officer’s Letter to Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voyant International Corporation

Dated: September 18, 2007	By:	/s/ Dana R. Waldman
Dana R. Waldman
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Chief Executive Officer’s Letter to Shareholders